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                                   Exhibit 23.1
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                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                     ---------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated May 2, 1995 (except with respect to the matter discussed in Note 9, as to which the date is May 9, 1995), incorporated by reference in Stanford Telecommunications, Inc.'s Form 10-K for the year ended March 31, 1995.



                             /s/ ARTHUR ANDERSEN LLP


San Jose, California
October 27, 1995